UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2005

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29029	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6533 Flying Cloud Drive
Eden Prairie Minnesota		55344
(Address of Principal Executive Offices)		(Zip Code)

(952) 941-9470

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 25, 2005 we announced earnings for the quarter ended September 30, 2005.  A copy of our news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.2. of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

Ex. 99.1	Fargo Electronics, Inc. news release dated October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

Dated: October 25, 2005	By:	/s/ GARY R. HOLLAND
Gary R. Holland
Chairman of the Board of Directors,
President and Chief Executive Officer

FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Fargo Electronics, Inc. news release dated October 25, 2005.	Filed herewith